UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 24, 2016

EARTH LIFE SCIENCES INC.

 (Exact name of registrant as specified in its charter)

NEVADA	001-31444	98-0361119
(State or Other Jurisdiction	(Commission File	(I.R.S. Employer
of Incorporation)	Number)	Identification Number)

50 West Liberty St., Suite 880, Reno, NV, 89501

(Address of principal executive offices)

(514) 771-6161

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      . Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      . Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      . Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      . Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

The Company is still working with its independent auditor on completing its audit for the year ended December 31, 2015.  The Company anticipates filing an amended December 31, 2015 audit on or before September 30, 2016.  Until such time the Company files its amended filing, the Company advises non-reliance on its previously issued 10-K filing for the year ended December 31, 2015, as well as its subsequent filings for the quarters ended March 31, 2016, and June 30, 2016. These filings were made without the review of our independent auditor and should not be relied upon.  These filings were management-prepared and filed by management and should not have been filed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EARTH LIFE SCIENCES INC.

Date: August 31, 2016	/s Lin Han
Lin Han